Exhibit 2.01

Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Agnico Eagle Mines Limited
Reporting Year	From	1/1/2024	To:	12/31/2024	Date submitted	05/29/2025
Reporting Entity ESTMA Identification Number	E946113		Original Submission Amended Report
Other Subsidiaries Included (optional field)

For Consolidated Reports - Subsidiary Reporting Entities Included in Report:	Fosterville Gold Mine Pty Ltd (E425485), NT Mining Operations Pty Ltd (E573013), Kirkland Lake Gold Australia Pty Ltd (E850329), Canadian Malartic Corporation (E702970), O3 Mining Inc. (E323973)

Not Substituted

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Jamie Porter				Date	05/29/2025
Position Title	Executive Vice President, Finance & Chief Financial Officer

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Agnico Eagle Mines Limited				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E946113
Subsidiary Reporting Entities (if necessary)	Fosterville Gold Mine Pty Ltd (E425485), NT Mining Operations Pty Ltd (E573013), Kirkland Lake Gold Australia Pty Ltd (E850329), Canadian Malartic Corporation (E702970), O3 Mining Inc. (E323973)

Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Australia	City of Greater Bendigo				150,000					150,000
Australia	Commonwealth of Australia		125,080,000							125,080,000
Australia	Dja Dja Wurrung Clans Aboriginal Corporation			22,730,000	940,000					23,670,000	The reported fees include $807,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Dja Dja Wurrung Clans Aboriginal Corporation.
Australia	Northern Territory Government				4,420,000					4,420,000
Australia	State Government of Victoria		260,000	17,990,000	1,870,000					20,120,000
Canada	Federal Government of Canada		216,820,000	2,050,000	1,340,000					220,210,000
Canada -British Columbia	Government of British Columbia				170,000					170,000
Canada -Nunavut	Government of Nunavut		9,070,000		310,000					9,380,000	The reported fees include $44,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.
Canada -Nunavut	Kitikmeot Inuit Association				1,790,000					1,790,000	The reported fees include $238,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Kitikmeot Inuit Association.
Canada -Nunavut	Kivalliq Inuit Association			34,720,000	13,060,000					47,780,000	The reported fees include $3,974,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Kivalliq Inuit Association.
Canada -Nunavut	Nunavut Tunngavik Inc.			28,250,000	970,000					29,220,000
Canada -Ontario	Apitipi Anicinapek Nation			7,940,000	900,000					8,840,000	The reported fees include $134,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Apitipi Anicinapek Nation.
Canada -Ontario	Beaverhouse First Nation			180,000	5,640,000					5,820,000	The reported fees include $20,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Beaverhouse First Nation.
Canada -Ontario	Government of Ontario		61,520,000		410,000					61,930,000
Canada -Ontario	Matachewan First Nation			2,270,000	780,000					3,050,000

The reported fees include $65,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited, and $538,000 of in-kind payments valued based on amounts paid above fair market value for good/services received by Agnico Eagle Mines Limited under agreement with Matachewan First Nation.

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Agnico Eagle Mines Limited				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E946113
Subsidiary Reporting Entities (if necessary)	Fosterville Gold Mine Pty Ltd (E425485), NT Mining Operations Pty Ltd (E573013), Kirkland Lake Gold Australia Pty Ltd (E850329), Canadian Malartic Corporation (E702970), O3 Mining Inc. (E323973)

Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada -Ontario	Métis Nation of Ontario				200,000					200,000	The reported fees include $116,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Métis Nation of Ontario.
Canada -Ontario	Moose Cree First Nation			2,520,000	16,730,000				750,000	20,000,000

The reported fees include $250,000 of in-kind payments. The reported infrastructure improvement payments are comprised of in-kind payments. Both values are based on the cost incurred by Agnico Eagle Mines Limited under agreement with Moose Cree First Nation.

Canada -Ontario	Rainy River First Nations			280,000						280,000
Canada -Ontario	Taykwa Tagamou Nation				6,300,000					6,300,000	The reported fees include $115,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Taykwa Tagamou Nation.
Canada -Ontario	Town of Cochrane				200,000					200,000
Canada -Ontario	Town of Kirkland Lake		2,850,000		500,000					3,350,000
Canada -Quebec	Abitibiwinni First Nation				7,350,000					7,350,000	The reported fees include $93,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Abitibiwinni First Nation.
Canada -Quebec	City of Malartic		5,040,000							5,040,000
Canada -Quebec	City of Val-d'Or		820,000		560,000				230,000	1,610,000
Canada -Quebec	Government of Québec		154,320,000	1,010,000	2,610,000					157,940,000
Canada -Quebec	Kitcisakik Anicinape Community				930,000					930,000	The reported fees include $37,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Kitcisakik Anicinape Community.
Canada -Quebec	Lac Simon Anishnabe Nation Council				850,000					850,000	The reported fees include $38,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Lac Simon Anishnabe Nation Council.
Canada -Quebec	Long Point First Nation				850,000					850,000	The reported fees include $37,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Long Point First Nation
Canada -Quebec	Municipality of Preissac		840,000		290,000					1,130,000
Canada -Quebec	Municipality of Rouyn-Noranda		1,960,000		280,000					2,240,000	The reported fees include $45,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Municipality of Rouyn-Noranda.
Canada -Quebec	Timiskaming First Nation			110,000						110,000
Finland	Government of Finland		51,540,000	10,550,000	2,810,000					64,900,000
Finland	Kittilä Municipality		480,000		240,000					720,000
Mexico	Government of Mexico		59,500,000	7,700,000						67,200,000

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Agnico Eagle Mines Limited				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E946113
Subsidiary Reporting Entities (if necessary)	Fosterville Gold Mine Pty Ltd (E425485), NT Mining Operations Pty Ltd (E573013), Kirkland Lake Gold Australia Pty Ltd (E850329), Canadian Malartic Corporation (E702970), O3 Mining Inc. (E323973)

Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Mexico	Municipality of Ocampo				600,000				100,000	700,000	The reported fees and infrastructure improvement payments are comprised of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Municipality of Ocampo.
Mexico	Municipality of Temosachi				100,000					100,000	The reported fees are comprised of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Municipality of Temosachi.
Mexico	State of Chihuahua				200,000					200,000	The reported fees are comprised of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with State of Chihuahua.
United States of America	State of Alaska				290,000					290,000
United States of America	Government of the United States of America				1,990,000					1,990,000

Additional Notes:

1) Amounts are reported in Canadian dollars. For Mexico, Finland, United States of America (USA) and Sweden, local currencies have been converted using average annual rates as per Bank of Canada. For Australia, all payments were expressed in USA dollars and thus converted using the USA exchange rate referred to below. The exchange rates used in the conversion of local currencies to the reporting currencies are as follows:

Mexican peso - 0.07520

USA dollar - 1.3698

Euro - 1.4818

Swedish krona - 0.1296

2) Agnico Eagle Mines Limited operates a joint venture, Minas de San Nicolas S.A.P.I., on a 50-50 basis with Teck Resources Limited. All ESTMA 2024 reportable payments for this joint venture will be reported by Teck Resources Limited (under Reporting Entity ESTMA Identification Number: E452660)

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Agnico Eagle Mines Limited				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E946113
Subsidiary Reporting Entities (if necessary)	Fosterville Gold Mine Pty Ltd (E425485), NT Mining Operations Pty Ltd (E573013), Kirkland Lake Gold Australia Pty Ltd (E850329), Canadian Malartic Corporation (E702970), O3 Mining Inc. (E323973)

Payments by Project
Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Australia	Fosterville	630,000	40,720,000	2,830,000					44,180,000
Australia	Kirkland Lake Australia	124,710,000		3,590,000					128,300,000	The reported fees include $807,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Dja Dja Wurrung Clans Aboriginal Corporation.
Australia	Northern Territory Government			970,000					970,000
Canada -British Columbia	Greyhound			30,000					30,000
Canada -Nunavut	Amaruq		27,250,000	140,000					27,390,000
Canada -Nunavut	Got			10,000					10,000
Canada -Nunavut	Hope Bay	1,640,000		2,570,000					4,210,000	The reported fees include $238,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Kitikmeot Inuit Association.
Canada -Nunavut	Meadowbank	6,910,000	22,320,000	7,770,000					37,000,000	The reported fees include $3,137,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.
Canada -Nunavut	Meliadine	3,880,000	14,450,000	6,710,000					25,040,000	The reported fees include $877,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.
Canada -Nunavut	Vault		1,000,000						1,000,000
Canada -Nunavut	Wasamac	50,000		50,000					100,000	The reported fees include $45,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.
Canada -Ontario	Akasaba West			10,000					10,000
Canada -Ontario	Cobalt	20,000							20,000
Canada -Ontario	Detour Lake Mine	9,830,000	8,190,000	24,450,000				750,000	43,220,000

The reported fees include $532,000 of in-kind payments. The reported infrastructure improvement payments are comprised of in-kind payments. Both values are based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.

Canada -Ontario	Hammond Reef	30,000	280,000						310,000
Canada -Ontario	Holt Mine Complex	30,000		30,000					60,000
Canada -Ontario	Jennings			170,000					170,000

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Agnico Eagle Mines Limited				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E946113
Subsidiary Reporting Entities (if necessary)	Fosterville Gold Mine Pty Ltd (E425485), NT Mining Operations Pty Ltd (E573013), Kirkland Lake Gold Australia Pty Ltd (E850329), Canadian Malartic Corporation (E702970), O3 Mining Inc. (E323973)

Payments by Project
Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Canada -Ontario	Macassa Mine	120,290,000	3,880,000	6,240,000					130,410,000

The reported fees include $115,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited and $538,000 of in-kind payments valued based on amounts paid above fair market value for good/services received under agreement with various Indigenous peoples.

Canada -Ontario	Sam			20,000					20,000
Canada -Ontario	Upper Beaver	100,000	900,000	340,000					1,340,000	The reported fees include $38,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.
Canada -Ontario	Upper Canada	20,000							20,000
Canada -Ontario	Wydee			10,000					10,000
Canada -Quebec	Bousquet			10,000					10,000
Canada -Quebec	Canadian Malartic	5,230,000	1,010,000	4,880,000					11,120,000	The reported fees include $158,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.
Canada -Quebec	CSD	-	60,000	1,140,000					1,200,000	The reported fees include $68,000 of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with various Indigenous peoples.
Canada -Quebec	Douay	10,000		20,000					30,000
Canada -Quebec	El Coco			50,000					50,000
Canada -Quebec	Francoeur			10,000					10,000
Canada -Quebec	Goldex	47,480,000		660,000				230,000	48,370,000
Canada -Quebec	Kinebik			30,000					30,000
Canada -Quebec	Laronde	110,090,000		7,510,000					117,600,000
Canada -Quebec	LTA			10,000					10,000
Canada -Quebec	Pandora			10,000					10,000
Canada -Quebec	Telbel & Eagle			30,000					30,000
Finland	Kittilä	52,020,000	10,550,000	3,030,000					65,600,000
Mexico	La India	5,300,000							5,300,000
Mexico	Pinos Altos	700,000	7,700,000	900,000				100,000	9,400,000

The reported fees and infrastructure improvement payments are comprised of in-kind payments valued based on the cost incurred by Agnico Eagle Mines Limited under agreement with Municipality of Ocampo, Municipality of Temosachi and State of Chihuahua.

Mexico	Pinos Altos & Creston Mascota	47,700,000							47,700,000
Mexico	Regional	5,800,000							5,800,000
United States of America	Delta			280,000					280,000

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Agnico Eagle Mines Limited				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E946113
Subsidiary Reporting Entities (if necessary)	Fosterville Gold Mine Pty Ltd (E425485), NT Mining Operations Pty Ltd (E573013), Kirkland Lake Gold Australia Pty Ltd (E850329), Canadian Malartic Corporation (E702970), O3 Mining Inc. (E323973)

Payments by Project

Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
United States of America	Gilt Edge			1,820,000					1,820,000
United States of America	Helm Bay			180,000					180,000

Additional Notes[3]:

1) Amounts are reported in Canadian dollars. For Mexico, Finland, United States of America (USA) and Sweden, local currencies have been converted using average annual rates as per Bank of Canada. For Australia, all payments were expressed in USA dollars and thus converted using the USA exchange rate referred to below.

The exchange rates used in the conversion of local currencies to the reporting currencies are as follows:

Mexican peso - 0.07520

USA dollar - 1.3698

Euro - 1.4818

Swedish krona - 0.1296

2) Agnico Eagle Mines Limited operates a joint venture, Minas de San Nicolas S.A.P.I., on a 50-50 basis with Teck Resources Limited. All ESTMA 2024 reportable payments for this joint venture will be reported by Teck Resources Limited (under Reporting Entity ESTMA Identification Number: E452660)